UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2025
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Interim Chief Executive Officer
On March 20, 2025, U.S. Federal Housing FHFA (the Federal Housing Finance Agency), acting as conservator, appointed Freddie Mac (formally the Federal Home Loan Mortgage Corporation) (the ‘Company’) President Michael T. Hutchins to the dual role of President and Interim Chief Executive Officer, effective as of March 20, 2025. Mr. Hutchins also became a member of the Company’s Board of Directors on that date. Mr. Hutchins, 69, has served as our President since December 2020 after serving as our interim President beginning in November 2020. He has previously served as Freddie Mac’s interim CEO from March 2024 to September 2024. In his role as President, he oversees the Company's Single-Family, Multifamily, Investments and Capital Markets, and EO&T Divisions. He previously served as EVP - Investments and Capital Markets from January 2015 to November 2020 and as SVP - Investments and Capital Markets from July 2013 to January 2015. From 2007 to 2013, prior to joining Freddie Mac, Mr. Hutchins was Co-Founder and CEO of PrinceRidge, a financial services firm. Prior to founding PrinceRidge, he was with UBS Group AG from 1996 to 2007, holding a variety of senior management positions, including the Global Head of the Fixed Income Rates & Currencies Group. Prior to UBS, Mr. Hutchins worked at Salomon Brothers, Inc. from 1986 to 1996, where he held a number of management positions, including Co-Head of Fixed Income Capital Markets. Mr. Hutchins will serve in this role until the earlier of the appointment of a permanent CEO or June 20, 2025.
Removal of Chief Executive Officer
The Company also announced the departure of Chief Executive Officer, Diana Reid. Ms. Reid will no longer serve as a member of the Company’s Board of Directors (the 'Board'), effective as of March 20, 2025.

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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	Heidi L. Mason
Heidi L. Mason
EVP and General Counsel
Date: March 21, 2025

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Freddie Mac Form 8-K